Investor Presentation W. Stancil Starnes Chairman and Chief Executive Officer Edward L. Rand, Jr. Chief Financial Officer Frank B. O’Neil Chief Communications Officer

Forward Looking Statements

This presentation contains Forward Looking Statements and other information designed to convey our projections and expectations regarding future results. There are a number of factors which could cause our actual results to vary materially from those projected in this presentation. The principal risk factors that may cause these differences are described in various documents we file with the Securities and Exchange Commission, such as our Current Reports on Form 8-K, and our regular reports on Forms 10-Q and 10-K, particularly in “Item 1A, Risk Factors.” Please review this presentation in conjunction with a thorough reading and understanding of these risk factors.

We especially identify statements concerning our acquisition of Eastern Insurance Holdings, Inc. and the establishment of Lloyd's Syndicate 1729 as Forward Looking Statements and direct your attention to our news releases issued on September 24, 2013, our Current Report on Form 8K, issued on September 24, 2013 and our 10K, filed on February 20, 2014 for a discussion of risk factors pertaining to these transactions and subsequent integration into ProAssurance.

Non-GAAP Measures

This presentation contains Non-GAAP measures, and we may reference Non-GAAP measures in our remarks and discussions. A reconciliation of these measures to GAAP measures is available in our latest quarterly news release, which is available in the Investor Relations section of our website, www.ProAssurance.com, and in the related Current Report on Form 8K disclosing that release.

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ProAssurance.
Treated Fairly

ProAssurance Corporate Profile

- Specialty liability insurance writer
  - Healthcare Professional Liability (HCPL)
    - Only public company writing predominately HCPL
  - Workers' Compensation
  - Life sciences and medical devices
  - Attorney's professional liability
- Market Cap: ~$2.9 billion
- Shareholders' Equity: $2.4 billion
- Total Assets: $5.2 billion
- Claims-Paying Ratings: "A+" (Superior) by A. M. Best and "A" by Fitch

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PROASSURANCE. Treated Fairly

Our View of 2013 Our commentary on strong results posted on February 20, 2014

Strong Financial Results Gross Written Premiums up 6% year - over - year Important contributions from acquisitions New business in our legacy MPL lines Continued underwriting and pricing discipline Return on Equity: 11.4% Shareholders’ Equity: $2.4 billion Up 68% since 2008 Book Value: $39.19 Up 6% in 2013 22nd straight increase — from $1.84 in 1991 4

$1.84 $3.14 $4.28 $5.79 $6.96 $8.01 $9.39 $10.46 $12.30 $16.81 $19.35 $21.35 $26.30 $30.17 $39.13 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 Cumulative Dividends Book Value per Share $35.67 $43.56 $40.23 The Payoff: Consistent Book Value Growth Captures our focus on long - term excellence Increased every year we have been public Inception to 12/31/13 CAGR: 15% Cumulative: 2,274% 10 Year Summary ( 2004 - 2013) CAGR: 17% Cumulative: 364% Historical Book Value Per Share Split Adjusted Dividends Shown in the Year Declared Reflects all stock splits and includes all dividends in the year declared 5

Strong Shareholder Value Creation Total Return 2013: 17.5% 6 Source: SNL Financial

Strong Shareholder Value Creation Total Return 2013: 17.5% Total Return 2004 - 2013: 233% vs. US P&C: 74% -75% 25% 125% 225% 2004 2006 2008 2010 2012 2014 Hundreds PRA +233% U.S. P&C +74% 7 Source: SNL Financial

Strong Shareholder Value Creation Total Return 2013: 17.5% Total Return 2003 - 2013: 233% vs. US P&C: 138% Total Return 1991 (IPO) - 2013: 1917% vs. US: 751% 0% 500% 1000% 1500% 2000% 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 PRA +1917% U.S. P&C +751% 8 Source: SNL Financial

Strong Shareholder Value Creation Quarterly dividend increased by 20% Yield now 2.7% Share buybacks resumed in Q4 2013 $32.5 mi in 2013 $44.2 mil YTD in 2014 $158 mil remaining in current authorization $400 mil since 2001 Returning Capital to Shareholders $44 $79 $192 $36 $106 $52 $88 $54 YTD 14 2013 2012 2011 2010 2009 2008 2007 Share buybacks Dividends Column1 TOTAL $ in millions 9 Buyback Data Through 2/25/14

Strong Operational Results Combined Ratio: 70.6% (Five Year Avg: 63.5%) Operating Ratio: 46.1% (Five Year Avg: 37.0%) 69.1% 68.0% 52.5% 57.3% 70.6% 38.8% 39.8% 27.6% 32.6% 46.1% 2009 2010 2011 2012 2013 Five Year Combined Ratio and Operating Ratio Combined Ratio Operating Ratio 10

2013 / 2014 Milestones Acquired Medmarc and IND effective 1/1/13 Both well integrated into ProAssurance and making significant contributions to our performance Issued long - term debt Improves leverage at an advantageous coupon Announced Eastern Insurance transaction Closed effective 1/1/2014 Significant backing of Lloyd’s Syndicate 1729 Underwriting underway effective 1/1/14 11

12 Strategies for Future Success Our view for ensuring future success Our experience and deep expertise uniquely qualify ProAssurance to insure the widest range of healthcare risks

What We Know About the Future We are a healthcare - centric specialty insurance company Our healthcare delivery system is changing due to cost pressures and changing demographics This change was happening, and will happen, regardless of the payment and insurance regimen Our healthcare payment and insurance systems are changing as well We will develop a nimble, dynamic company to respond to these changes 13

What We Know About the Future A great portion of healthcare will be delivered by larger, geographically - diverse systems Will demand a broad range of coverages from companies with significant financial size, wide geographic reach and demonstrated expertise Traditional small groups and solo practitioners will remain but will have new needs 14

Strategy for an Evolving Market We are building the platform that will allow us to serve the broad spectrum of healthcare Prudently leveraging our success and experience with the addition of specialized expertise Adding capacity & capability through M&A Eastern Insurance, Medmarc, PICA & Mid - Continent Additional lines such as E&O/D&O, EPLI, Cyber Liability and Provider Stop Loss may also be required 15

Positioned to Succeed ProAssurance has the right combination of geographic scope, broad experience, and financial strength for success in the new world of healthcare liability Medical Protective National Recent Hospital Experience $795 Doctors Co National Limited Hospital Experience $794 MLMIC NY Only $559 ProAssurance Size, Scope & Experience $522 PRI NY Only Negative reported surplus $374 Coverys Limited Scope $360 NORCAL Limited Scope Minimal Hospital Experience $294 ISMIE Limited Scope No Hospital Experience $263 MAG Mutual Limited Scope No Hospital Experience $231 SVIMC $157 MMMD MMIC Limited Scope $129 MICA MMNC COPIC Preferred Professionals Limited Scope Limited Hospital Experience $88 National Chiropractic Mutual National Limited Focus $87 Physicians Ins. Mutual Limited Scope MD Focus $84 -$0.5 $0.0 $0.5 $1.0 $1.5 $2.0 0 10 20 30 40 50 Size & Scope of Top MPL Writers Surplus billions Active States Bubble Size = Direct Premiums Written in millions SNL 2012 Statutory Data, MPL Writers with Direct Written Premiums >$80 million 16

ProAssurance’s Successful M&A History Original Companies 1. Purchased Company 2. Demutualization OHIC HOSPITALS ONLY 2 1 1 1 1 1 1 1 1 3 4 4 1 4 3. Renewal Rights 4. Assumed Business 2 2 † 2 3 1 3 3 1 SERTA 17

Strategy for an Evolving Market Leverage our reach, expertise and financial strength with larger accounts Example: The Certitude tm program with Ascension Health Largest non - profit healthcare system in the US Now in Michigan, Florida, Illinois, Indiana and Texas Insuring Ascension - affiliated physicians through coordinated, jointly insured programs Financial involvement of both entities creates incentive to reduce risk *www.ascensionhealth.org/index.php?option=com_locations&view=locations&Itemid=148 Ascension Health’s Ministry Locations* 18

Strategy for an Evolving Market Joint physician/hospital insurance products to address the unique risk tolerance and claims - handling expectation of each insured Partnerships with existing physician - focused companies to leverage hospital expertise Recently announced California venture with CAP - MPT: CAPAssurance Alternative risk and self - insurance mechanisms Captive insurance, risk sharing programs and Risk Retention Groups for specific specialties or regions 19

Key Investor Points ProAssurance has always evolved ahead of the curve in our industry — we continue that trend We have proven our ability to thrive across insurance cycles and produce significant returns for long - term shareholders Our long - term focus on financial strength and sustained value creation is central to our overall strategy Our management team is heavily invested — professionally and financially in our success 20

W. Stancil Starnes Chairman and Chief Executive Officer Edward L. Rand, Jr. Chief Financial Officer Frank B. O’Neil Chief Communications Officer Investor Meetings

Our one - on - one investor meetings will use these slides in addition to the presentation materials that precede this section. A DDITIONAL I NFORMATION

ProAssurance Corporate Profile

- Specialty liability insurance writer
  - Healthcare Professional Liability (HCPL)
    - Only public company writing predominately HCPL
  - Life sciences and medical devices
  - Legal professional liability
- Market Cap: ~$2.9 billion
- Shareholders' Equity: $2.4 billion
- Total Assets: $5.3 billion
- Claims-Paying Ratings: "A+" (Superior) by A. M. Best and "A" by Fitch

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ProAssurance. Treated Fairly

Hot Topics for Investors Our commentary on recent announcements and transactions

Strong Financial Results Gross Written Premiums up 6% year - over - year Important contributions from acquisitions New business in our legacy HCPL lines Continued underwriting and pricing discipline Return on Equity: 11.4% Shareholders’ Equity: $2.4 billion Up 68% since 2008 Book Value: $39.19 Up 6% in 2013 22nd straight increase — from $1.84 in 1991 25

2013 Income Statement Highlights in millions, except per share data December 31, Y - OVER - Y Change 2013 2012 Gross Premiums Written $ 568 $ 536 +6% Net Investment Result $ 137 $ 129 +6% Total Revenues $ 740 $ 716 +3% Total Expenses (Includes Loss Costs) $ 375 $ 320 +17% Net Income (Includes Realized Investment Gains & Losses and Gain on Acquisition) $ 298 $ 275 +8% Operating Income $ 221 $ 257 - 14% Net Income per Diluted Share $4.80 $4.46 +8% Operating Income per Diluted Share $3.56 $4.16 - 14% 26

2013 Balance Sheet Highlights Split adjusted, in billions, except Book Value per share Shareholders’ Equity $ 2.4 $ 2.3 +5% Total Investments 3.9 3.9 ‒ Total Assets 5.2 4.9 +6% Policy Liabilities 2.4 2.3 +1% 2013 2012 CHANGE $1.42 $1.70 $1.86 $2.16 $2.27 $2.39 2008 2009 2010 2011 2012 2013 Shareholders’ Equity 68% increase since 2008 Book Value per Share $ 39.13 $ 36.85 +6% 27

Strong Shareholder Value Creation Quarterly dividend increased by 20% Yield now ~2.7% Share buybacks resumed in Q4 2013 $32.5 mln in 2013 $44.2 mln YTD in 2014 $158 mln remaining in current authorization $400 mln since 2001 Returning Capital to Shareholders $44 $79 $192 $36 $106 $52 $88 $54 YTD 14 2013 2012 2011 2010 2009 2008 2007 Share buybacks Dividends TOTAL $ in millions Buyback Data Through 2/25/14 28

Capital Management Priorities Strong capital positions us for a firming market We recognize the effect on ROE The manner in which capital is used has an effect on financial ratings 1.4 1.3 1.0 0.5 0.4 0.3 0.3 0.3 0.3 0.2 0.2 $- $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 $1.75 $2.00 $2.25 $2.50 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 Billions Premiums Equity Premiums to Surplus Conceptual Model of Projected A. M. Best BCAR Scores if Premiums Increase Surplus is Reduced Excess Capital vs. Excess Capacity Premiums to Surplus “A+” Rating Threshold 29

Debt Issuance $250 million long - term debt 10 - year notes due 11/15/2023 at a coupon of 5.30% Used for general corporate purposes, including debt repayment and capital management Debt - to - capital at levels acceptable to rating agencies Our balance sheet will benefit from the addition of leverage 30 10% 6% 2% 3% 3% 2% 13% 16% 22% 25% 19% 14% 20% $- $0.5 $1.0 $1.5 $2.0 $2.5 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 Billions Debt Equity Debt to Equity Debt to Equity $125 million borrowed from our credit facility in Q4 2012 repaid prior to debt issuance in Nov. 2013 No Debt Prior to 2001 2013 Premium is annualized

Strong Operational Results Combined Ratio: 70.6% (Five Year Avg: 63.5%) Operating Ratio: 46.1% (Five Year Avg: 37.0%) 69.1% 68.0% 52.5% 57.3% 70.6% 38.8% 39.8% 27.6% 32.6% 46.1% 2009 2010 2011 2012 2013 Five Year Combined Ratio and Operating Ratio Combined Ratio Operating Ratio 31

2013 / 2014 Milestones Acquired Medmarc and IND effective 1/1/13 Both well integrated into ProAssurance and making significant contributions to our performance Issued long - term debt Improves leverage at an advantageous coupon Announced Eastern Insurance transaction Closed effective 1/1/2014 Significant backing of Lloyd’s Syndicate 1729 Underwriting underway effective 1/1/14 32

ProAssurance Business Profile 33 Physicians & Dentists 64.0% Ancillary Healthcare 14.6% Life Sciences/ Med Tech 1.6% Hospitals & Facilities 0.8% Attorneys 17.9% Other 1.1% Physician & Dental 77.7% Ancillary Healthcare 6.5% Life Sciences 6.0% Hospitals & Facilities 4.6% Attorneys 4.9% Other 0.3% 2013 Policyholders: ~70,200 2013 Premium: $568mln December 31, 2013 Includes Acquisitions Tail Premium Allocated by Line Distribution Channels HCPL LPL Life Sciences Agent / Broker 63% 76% 100% Direct 37% 24% --

Transaction Updates – Eastern Insurance Holdings Our acquisition of Eastern Insurance Holdings was effective January 1, 2014

Eastern Insurance Transaction Transaction closed effective January 1, 2014 All cash transaction Aggregate value: $205 million 1.38x 9/30/13 Book Value per Share Modestly accretive to ProAssurance in 2014 “Bolt - on” transaction — limited integration risk Experienced, successful management team remains in place 35

Eastern Insurance Transaction Continues building the platform to serve the needs of larger integrated health systems and healthcare delivery organizations Workers’ compensation represents one of the single largest liability expenditures for healthcare entities Eastern and ProAssurance underwrite large healthcare books of business, which will continue to be a target market for both companies Eastern’s business is 20% healthcare and growing 36

Eastern Insurance Transaction Eastern’s segregated portfolio cell structure and expertise will help expand alternative market opportunities to healthcare customers for workers’ compensation and professional liability Combination of the companies is very attractive from a product and geographic diversification perspective Provides diversification for ProAssurance with a consistently profitable workers’ compensation book 37

ProAssurance Proforma with Eastern 38 ProForma 12/31/13 Using projected ProAssurance accounting Includes Acquisitions Tail Premium Allocated by Line Physicians & Dentists 56.9% Ancillary Healthcare 13.0% Life Sciences/ Med Tech 1.4% Hospitals & Facilities 0.7% Attorneys 16.0% Workers' Comp 11.0% Other 1.0% Physician & Dental 60.7% Ancillary Healthcare 5.1% Life Sciences 4.7% Hospitals & Facilities 3.6% Attorneys 3.8% Workers' Comp 21.8% Other 0.3% 2013 ProForma Policyholder Count 2013 ProForma Premium: $726 mln

Eastern Insurance Performance: Combined Ratio 39 Source: Eastern Insurance Holdings Investor Presentation 6/30/13 and Q3 2013 10 Q Combined Ratio YTD at 9/30/13: 89.7% vs 92.3% At 9/30/12

Eastern Insurance Performance: Premium Growth 40 Source: Eastern Insurance Holdings Investor Presentation 6/30/13

Eastern Insurance Performance: Book Value 41 Source: Eastern Insurance Holdings Investor Presentation 6/30/13 and Q3 2013 10 Q Fully Diluted Book Value 9/30/13: $17.66

Transaction Updates – Lloyd's Syndicate 1729 Lloyd’s Syndicate 1729 began operation on January 1, 2014

Lloyd’s Syndicate Transaction Details First policies underwritten January 1, 2014 Healthcare professional liability expertise, but experienced underwriters in place for other risks ProAssurance is providing 57% of underwriting capital Remaining capital from other corporates and private names ProAssurance has committed $76 mln in 2014 Six - Year Commitment of up to $200 mln 43

Lloyd’s Syndicate Transaction Rationale Investment opportunity with knock - on insurance benefits Provides access to international medical professional liability opportunities Direct benefit to Medmarc in reaching international medical technology and life sciences risks Increases flexibility for ProAssurance when working with complex risks Primary and excess business can be written 44

Strategies for Future Success Our successful experience and deep expertise uniquely qualify ProAssurance to insure the widest range of healthcare risks

What We Know About the Future We are a healthcare - centric specialty insurance company Our healthcare delivery system is changing due to cost pressures and changing demographics This change was happening, and will happen, regardless of the payment and insurance regimen Our healthcare payment and insurance systems are changing as well We will develop a nimble, dynamic company to respond to these changes 46

What We Know About the Future A great portion of healthcare will be delivered by larger, geographically - diverse systems Will demand a broad range of coverages from companies with significant financial size, wide geographic reach and demonstrated expertise Traditional small groups and solo practitioners will remain but will have new needs 47

Strategy for an Evolving Market We are building the platform that will allow us to serve the broad spectrum of healthcare Prudently leveraging our success and experience with the addition of specialized expertise Adding capacity & capability through M&A Eastern Insurance, Medmarc, PICA & Mid - Continent Additional lines such as E&O/D&O, EPLI, Cyber Liability and Provider Stop Loss may also be required 48

Positioned to Succeed ProAssurance has the right combination of geographic scope, broad experience, and financial strength for success in the new world of healthcare liability Medical Protective National Recent Hospital Experience $795 Doctors Co National Limited Hospital Experience $794 MLMIC NY Only $559 ProAssurance Size, Scope & Experience $522 PRI NY Only Negative reported surplus $374 Coverys Limited Scope $360 NORCAL Limited Scope Minimal Hospital Experience $294 ISMIE Limited Scope No Hospital Experience $263 MAG Mutual Limited Scope No Hospital Experience $231 SVIMC $157 MMMD MMIC Limited Scope $129 MICA MMNC COPIC Preferred Professionals Limited Scope Limited Hospital Experience $88 National Chiropractic Mutual National Limited Focus $87 Physicians Ins. Mutual Limited Scope MD Focus $84 -$0.5 $0.0 $0.5 $1.0 $1.5 $2.0 0 10 20 30 40 50 Size & Scope of Top MPL Writers Surplus billions Active States Bubble Size = Direct Premiums Written in millions SNL 2012 Statutory Data, MPL Writers with Direct Written Premiums >$80 million 49

ProAssurance’s Successful M&A History Original Companies 1. Purchased Company 2. Demutualization OHIC HOSPITALS ONLY 2 1 1 1 1 1 1 1 1 3 4 4 1 4 3. Renewal Rights 4. Assumed Business 2 2 † 2 3 1 3 3 1 SERTA 50

Strategy for an Evolving Market Leverage our reach, expertise and financial strength with larger accounts Example: The Certitude tm program with Ascension Health Largest non - profit healthcare system in the US Now in Michigan, Florida, Illinois, Indiana, and Texas Insuring Ascension - affiliated physicians through coordinated, jointly insured programs Financial involvement of both entities creates incentive to reduce risk *www.ascensionhealth.org/index.php?option=com_locations&view=locations&Itemid=148 Ascension Health’s Ministry Locations* 51

Strategy for an Evolving Market Joint physician/hospital insurance products to address the unique risk tolerance and claims - handling expectation of each insured Partnerships with existing physician - focused companies to leverage hospital expertise Recently announced California venture with CAP - MPT: CAPAssurance Alternative risk and self - insurance mechanisms Captive insurance, risk sharing programs and Risk Retention Groups for specific specialties or regions 52

Key Investor Points ProAssurance has always evolved ahead of the curve in our industry — we continue that trend We have proven our ability to thrive across insurance cycles and produce significant returns for long - term shareholders Our long - term focus on financial strength and sustained value creation is central to our overall strategy Our management team is heavily invested — professionally and financially in our success 53

Sound Strategy = Consistent Profitability

Management is Experienced & Invested

- Effective senior management remains in place—13 years average tenure

W. Stancil Starnes, JD Chairman & Chief Executive Officer Company Tenure: 6 Years Prior MPL Experience: 29 Years Total Industry & Related Experience: 35 Years Formerly in the private practice of law in HCPL defense and complex corporate litigation	**Jeffrey L. Bowlby, ARM** Sr. Vice-President & Chief Marketing Officer Company Tenure: 15 Years Prior MPL Experience: - Total Industry & Related Experience: 29 Years Career-long experience in insurance sales and marketing, most recently as SVP for Marketing with Meadowbrook	**Howard H. Friedman, ACAS** President HCPL Group & Chief Underwriting Officer Company Tenure: 17 Years Prior MPL Experience: 16 Years Total Industry & Related Experience: 33 Years Career-long experience in MPL company operations and management. Former ProAssurance CFO
Jeffrey P. Lisenby, JD Executive Vice-President, General Counsel & Secretary Company Tenure: 12 Years Prior MPL Experience: - Total Industry & Related Experience: 12 Years Formerly in the private practice of law	**Duncan Y. Manley** Vice-President, Operations and Information Systems Company Tenure: 13 Years Prior MPL Experience: 7 Years Total Industry & Related Experience: 20 Years Career-long experience in MPL company operations as an executive and consultant	**Frank B. O'Neil** Sr. Vice-President & Chief Communications Officer Company Tenure: 26 Years Prior MPL Experience: - Total Industry & Related Experience: 26 Years Formerly a television news executive and anchor
Mary Todd Peterson, CPA President of Medmarc Company Tenure: 12 Years Prior Industry Experience: 14 Years Total Industry & Related Experience: 26 Years Former Partner with Johnson Lambert and VP Finance & Controller with Acacia	**Edward L. Rand, Jr., CPA** Executive Vice-President & Chief Financial Officer Company Tenure: 8 Years Prior MPL Experience: - Total Industry & Related Experience: 20 Years Career-long experience in insurance finance and accounting. Most recently Chief Accounting Officer for Partner Re	**Ross E. Taubman, DPM** President of PICA Company Tenure: 2 Years Prior MPL Experience: - Total Industry & Related Experience: 28 Years Formerly in the private practice of podiatry. Leader in organized podiatric medicine; former President and Trustee of the American Podiatric Medical Association
Darryl K. Thomas, JD Sr. Vice-President & Chief Claims Officer Company Tenure: 18 Years Prior MPL Experience: 10 Years Total Industry & Related Experience: 28 Years Career-long experience in HCPL claims management	**Hayes V. Whiteside, MD, FACS** Sr. Vice-President & Chief Medical Officer Company Tenure: 9 Years Prior MPL Experience: - Total Industry & Related Experience: 29 Years Formerly in the private practice of Urology	**Michael L. Boguski, CPCU** President, Eastern Alliance Insurance Group Company tenure: 16 years (Co-founder/First employee) Prior Property & Casualty experience: 11 years Total Industry & related experience: 27 years Career long experience in Property and Casualty Underwriting, Operations and Executive Management

- Average ProAssurance tenure through the VP level is 16 years; 25 years average industry experience
- Management and employees are invested, owning ~5.6 % of ProAssurance stock

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ProAssurance. Treated Fairly

$1.84 $3.14 $4.28 $5.79 $6.96 $8.01 $9.39 $10.46 $12.30 $16.81 $19.35 $21.35 $26.30 $30.17 $39.13 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 Cumulative Dividends Book Value per Share $35.67 $43.56 $40.23 The Payoff: Consistent Book Value Growth Captures our focus on long - term excellence Increased every year we have been public Inception to 12/31/13 CAGR: 15% Cumulative: 2,274% 10 - Year Summary ( 2004 - 2013) CAGR: 17% Cumulative: 364% Historical Book Value Per Share Split Adjusted Dividends Shown in the Year Declared Reflects all stock splits and includes all dividends in the year declared 56

$2.62 $3.85 $3.80 $4.77 $6.24 $6.59 $11.60 $15.75 $10.09 $8.34 $8.79 $10.50 $16.08 $19.56 $24.32 $24.96 $27.46 $26.39 $26.86 $30.30 $39.91 $42.19 $48.48 $45.75 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 YTD 14 Share price reflects investor confidence in our business decisions and long - term strategy The Payoff: Steady Share Price Increase 57 Historical Share Price Reflects all stock splits 2012 excludes $2.50/share special dividend Inception to 2/25/14 CAGR: 14% Cumulative: 1,646% 10 - Year Summary (2003 - 2012) CAGR: 12% Cumulative: 148%

Producing Sustained Return on Equity Targeting a long - term ROE of 12% - 14% Nine - year average is 13% (2005 - 2013) 11.6% 13.5% 14.2% 13.3% 14.2% 13.0% 14.3% 12.4% 11.4% Average 13.1% 0.0% 5.0% 10.0% 15.0% 2005 2006 2007 2008 2009 2010 2011 2012 2013 58

Driven to Excel / Focused on Shareholder Value Maintaining profitability Continuing growth in book value per share Producing sustainable shareholder value Focusing on long - term — ready for the market turn 0.00 0.50 1.00 1.50 2.00 2.50 $- $10.00 $20.00 $30.00 $40.00 $50.00 Sep-91 Mar-93 Sep-94 Mar-96 Sep-97 Mar-99 Sep-00 Mar-02 Sep-03 Mar-05 Sep-06 Mar-08 Sep-09 Mar-11 Sep-12 Mar-14 Price to Book BV/Share $ Stock Price $ Current Prices Reflect the Solid Value of ProAssurance Current Price to 2013 Book: 1.2x Average Since Inception: 1.4x Unadjusted for dividends Prices Adjusted for 2:1 Stock Split 59

Additional Information: MPL Operations

Consistent Approach to HCPL Reserves Recognizing loss trends as they appear No change in long - term results but potential volatility quarter - to - quarter No change in reserving philosophy or process Ten - Year Reserve Development History by Quarter by Year $16 $20 $19 $25 $40 $47 $53 $20 $31 $37 $38 $50 $60 $39 $25 $30 $43 $33 $52 $50 $49 44 104 109 138 184 115 82 $11 $17 $23 $36 $105 $185 $207 $234 $326 $272 $223 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Q4 Q3 Q2 Q1 61 $ in millions

Underwriting for Profitability Not Market Share Underwriting process driven by individual risk selection and assessment of loss history, areas of practice and location Rates contemplate specific ROE expectations Frequent rate/loss reviews ensure adequate prices Rate filings consider the results of the past five to seven years to ensure a single year does not unduly influence results Stringent underwriting standards maintain rate structure and enhance profitability 62

ProAssurance Outperforms in Insurance 63 Source: A.M . Best Aggregates and Averages for Each Lines of Business and Period Selected 104.8% 101.0% 104.0% 107.9% 95.0% 84.0% 89.7% 78.0% 59.0% 1991-2012 10-Year 5-Year Average Combined Ratio Overall P&C MPL PRA

ProAssurance Outperforms in HCPL 64 ProAssurance consistently outperforms in a volatile line of business 40% 60% 80% 100% 120% 140% 160% 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 Calendar Year Combined Ratio 1991 - 2012 ProAssurance MPL Source: 1991 - 2012 A.M. Best Aggregates and Averages, Medical Malpractice Lines of Business '91 - '12 Avg 5 Yr Avg 89.7% 107.9% 10 Yr Avg 77.5% 94.6% 58.1% 84.3%

ProAssurance Outperforms in HCPL HCPL remains volatile despite recent favorable overall trends 65 Source: Max / Min is the weighted average of the five highest and five lowest Combined Ratios 1991 - 2012 A.M. Best Aggregates and Averages, Medical Malpractice Lines of Business -600% -500% -400% -300% -200% -100% 0% 100% 200% 300% 400% 500% 600% 700% 800% 900% 1000% 1100% 1200% 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Calendar Year Combined Ratio 1991 - 2012 Weighted Average High/Low Industry Average ProAssurance

ProAssurance HCPL Pricing History Peak pricing was in 2006 Improved frequency trends are reflected in recent rate declines Improvement in frequency has outweighed the steady, manageable rise in severity Loss trends have improved in states with and without tort reforms Rate changes (up or down) through 2013 likely will be low - to - mid single digits 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Annual 23% 28% 28% 19% 11% 3% -2% -6% -4% -2% -2% 0% 0% Cumulative 23% 57% 101% 139% 165% 173% 168% 152% 142% 137% 132% 132% 132% -10% 30% 70% 110% 150% MD/DO Rate Change History PICA excluded to facilitate accurate comparisons over time 66

HCPL Retention Remains High Continued underwriting vigilance is being used today to ensure future success Market share is important, but NOT as important as profitability Retention remains in line with recent quarters 84% 84% 85% 87% 90% 90% 89% 90% 89% 2005 2006 2007 2008 2009 2010 2011 2012 2013 Year - over - Year Premium Retention – Physicians 67 87% 91% 89% 89% Q1 13 Q2 13 Q3 13 Q4 13 Last Four Quarters’ Premium Retention – Physicians

ProAssurance’s Standing in HCPL ProAssurance is the largest independent publicly - traded writer of HCPL insurance Fourth largest overall writer Rank Market Share ‘12 ‘11 ‘10 Company 2012 MPL DPW (000’s) ‘12 ‘11 ‘10 Comments 1 2 2 Berkshire Hathaway $ 840,579 8.4% 8.2% 8.3% Majority written through Medical Protective, a direct c ompetitor. 2 1 3 Doctors Company $ 794,134 7.9% 8.3% 8.4% Non - public / d irect competitor. 3 3 1 Medical Liability Mutual $ 558,707 5.6% 5.5% 5.8% Writes only in New York. 4 4 4 ProAssurance $ 521,576 5.2% 5.4% 5.4% 5 5 5 CNA $ 483,041 4.8% 5.0% 4.9% Direct competitor for allied health. Primarily writes excess. 2012 Total DPW: $10.0 billion / 2011 Total DPW: $10.3 billion / 2010 Total DPW: $10.6 billion ProAssurance As a Top Five Writer State 2012 Rank 2012 Share Alabama 1 51% Delaware 1 43% DC 1 40% Nevada 1 25% Wisconsin 1 29% Indiana 2 21% Kentucky 2 13% Texas 2 16% Florida 3 6% Iowa 3 10% Kansas 3 8% Michigan 3 15% Minnesota 3 3 % Nebraska 3 9 % Ohio 3 14% Illinois 4 5% Missouri 4 7% Arkansas 4 10 % South Dakota 4 3% Maryland 5 4% Oklahoma 5 8% Tennessee 5 3% Market Share 6 - 10: AK, GA, ID, LA, ME, MA, NJ, SC, UT, VT, VA, WY DPW: SNL Data 2012 68

The HCPL Market Today Market remains fragmented even after two decades of consolidation More than 100 writers Largest market share is ~8% 87% of top 100 companies have <2% 76% of top 100 companies have <1% 69

Key State Rate Comparison $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 $180,000 Family Practice (No Surgery) Anesthesiology Plastic Surgery General Surgery Orthopedic Surgery w/Spine Obstetrics Birmingham, AL $7,484 $17,422 $26,774 $30,515 $37,997 $41,737 Louisville, KY $12,131 $21,190 $40,442 $46,104 $46,104 $68,753 Denver, CO $13,842 $17,090 $46,325 $46,325 $52,822 $65,815 Atlanta, GA $13,990 $24,434 $46,627 $46,627 $53,154 $66,209 Dallas, TX $21,254 $21,254 $43,353 $58,430 $67,807 $62,974 Boston, MA $16,870 $29,718 $57,018 $57,018 $65,048 $81,108 St Louis, MO $19,066 $21,317 $55,072 $64,073 $68,574 $91,077 Washington, DC $24,010 $30,402 $83,672 $73,018 $99,652 $147,595 Cleveland, OH $23,729 $34,612 $67,260 $78,143 $89,026 $110,792 Detroit, MI $28,263 $28,263 $83,268 $108,020 $97,019 $108,020 Miami, FL $32,384 $40,315 $74,500 $115,521 $115,521 $164,747 Annual Premium for a $1M / $3M Policy Filed or Approved at 1/01/13 70

3,686 4,265 4,043 4,460 4,377 4,310 4,850 2013 2012 2011 2010 2009 2008 2007 New Claims Opened Each Year 765 503 444 336 273 319 237 2007 2008 2009 2010 2011 2012 2013 Claims Trends Remain Favorable Fewer cases to try following significant decline in frequency Severity trends steady and manageable No observed effect from the economic downturn Trends are much the same in states with or without Tort Reform ProAssurance Claims Tried to a Verdict 71 2013: 85% Closed with no indemnity 2013: 87 % win rate on files taken to trial

Differentiate Through Claims Defense

- We leverage our financial strength to give our insureds the opportunity for an uncompromising defense of each claim
  - Differentiates our product
  - Provides long-term financial and marketing advantages
  - Retains business and deters future lawsuits
- Increasingly important as claims data becomes public
  - Malpractice outcomes now public in 26 states

ProAssurance: 78% No Paid Losses

Industry: 73% No Paid Losses

Ten Year Average
2003-2012



Dropped or Dismissed 66.5%
Defense Verdict 11.7%
Plaintiff Verdict 3.4%
Settled or ADR 18.4%

Source: ProAssurance, as reported to PIAA



Dropped or Dismissed 66.9%
Defense Verdict 6.1%
Plaintiff Verdict 0.6%
Settled or ADR 26.4%

Source: PIAA 2012 Claim Trend Analysis, ProAssurance Excluded

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PROASSURANCE. Treated Fairly

The Ohio Example: 2005 – 2011 Data Comprehensive, reliable data provided by the Ohio Department of Insurance Broad range of competitors and business approaches www.insurance.ohio.gov/Legal/Reports/Documents/2011ClosedClaimReport.pdf 92% 75% 8% 25% ProAssurance All Others With Indemnity NO Indemnity More Claims Closed With No Indemnity 87% 96% 13% 4% ProAssurance All Others Closed With Trial Closed by Settlement, ADR or Without Trial More Claims Defended in Court $34,670 $68,239 ProAssurance All Others 2x Lower Average Indemnity Payment per Closed Claim 73

Our ability and willingness to defend claims allows us to achieve better results 2006 2007 2008 2009 2010 2011 2012 PRA Industry 66% 42% 34% 58% The Bottom Line Benefits of Strong Defense Source: Statutory Basis, A.M. Best Aggregates & Averages Some totals may not agree due to rounding ProAssurance vs. Industry Average Loss Ratio ( 2006 - 2012) Legal Payments as a Percentage of Total Loss Ratio Loss Payments as a Percentage of Total Loss Ratio 64% 44% 62% 46% 42% 76% 37% ProAssurance Stand Alone Loss Ratio ( 2006 - 2012) Calendar Year 25% 79% 68% 52% 58% 56% 82% 18% 21% 32% 48% 42% 44% 74 31% 55% 45%

Behind the Numbers

Capital Growth: 2008 - 2013 2008 2009 2010 2011 2012 2013 Dividends (15,269) (192,466) (64,777) Earnings 177,725 222,026 231,598 287,096 275,470 297,523 Employee Stock Transactions 11,673 7,205 6,147 6,855 7,780 9,261 Stock Issued 112,478 - - - - - Treasury Stock (87,561) (46,884) (106,347) (21,005) - (32,454) Unrealized G/L (45,800) 98,663 19,870 50,913 15,343 (85,719) Total Equity 1,424 1,705 1,856 2,164 2,271 2,394 $112,478 $ - 11,673 7,205 6,147 6,855 7,780 9,261 177,725 222,026 231,598 287,096 275,470 297,523 (15,269) (192,466) (64,777) $(87,561) $(46,884) $(106,347) $(21,005) $(32,454) (45,800) 98,663 19,870 50,913 15,343 (85,719) TREASURY STOCK in $000’s except total equity (000,000’s) 76

Inside ProAssurance’s Balance Sheet Cash & Investments: 80.5% Insurance Receivables 7.1% Goodwill & Intangible Assets: 4.1% Other Assets: 8.3% Retained Earnings: 39.1% Other Equity: 7.4% Reinsurance Payable & Other Liabilities: 8.3% Unearned Premiums: 5.0% Loss Reserves: 40.2% Assets: $5.2 bln Liabilities: $2.8 bln Equity: $2.4 bln 12/31/13 77

Inside ProAssurance’s Income Statement Net Premiums Earned: 71.3% Net Realized Investment Gains: 9.2% Net Investment Income: 17.5% Other: 2.0% Net Income (Exclusive of Gain on Acquistion): 35.8% Provision for Income Taxes: 13.5% Underwriting, Policy Acquisitions, Operating and Interest Expenses: 20.3% Net Losses and Loss Adjustment Expenses: 30.4% Revenues: $740 mln Expenses: $375 mln Net Income: $265 mln 12/31/13 78 $ 32.3 Non - Taxable Gain on Acquisition

Book Value per Share History 79 $21.35 $26.30 $30.17 $35.42 $36.85 $39.13 $20.26 $24.04 $26.58 $31.93 $33.34 $35.64 $20.80 $23.13 $25.29 $29.80 $30.98 $34.67 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 Book Value per Share Tangible Book Value per Share Tangible Book Value per Share excl. Unrealized Gains / Losses

Steady Return in an Unfavorable Environment Long - term ROE target: 12% - 14% 80 Components of Return on Equity (in millions) 7.2% 5.9% 2.9% - 4.3% - 0.3% Pre-Tax Underwriting Profit $168 Pre-Tax Investment Income $137 Non-Operating Gains $68 Taxes $(100) Interest & Intangibles $(8) 2013 Return on Equity: 11.4% (excludes gain on acquisition) 11.1% 5.8% 1.3% - 5.4% - 0.4% Pre-Tax Underwriting Profit $245 Pre-Tax Investment Income $129 Non-Operating Gains $28 Taxes $(120) Interest & Intangibles $(7) 2012 Return on Equity: 12.4%

Investment Portfolio Detail ProAssurance remains conservatively invested to ensure our ability to keep our long - term promise of insurance protection

2013 Investment Developments Maintaining duration of approximately four years Book yield has stabilized 4.3% tax effective on a QTD and YTD basis Overall credit quality is stable at A - Reduced allocations in some investment classes as part of investment risk management process Maintained static equity allocation through year as market rallied over 30% Reduced below - investment grade fixed income by 8% ($18 mln ) as part of Eastern preparation 82

2014 Investment Strategy & Outlook Focusing on integration of Eastern Review of equity holdings relative to overall market valuation 83

ProAssurance: Q4 2013 Investment Profile Fixed Income 79% Short Term (incl cash) 6% Equities & Equity Substitutes 14% BOLI 1% $3.9 Billion Overall Portfolio State & Muni 37% Corporate 44% Asset Backed 13% Govt & Agency 7% $ 3.1 Billion Fixed Income Portfolio Average duration: 3.9 years Average tax - equivalent income yield: Q4 13: 4.3% / Q4 12: 4.5% Investment grade: 93% Weighted average: A+ 12/31/13 Portfolio dollar size down temporarily due to planning for Eastern acquisition. CUSIP - level portfolio disclosure on our website: www.proassurance.com/investorrelations/supplemental.aspx Key Q4 actions: Continuing to focus on maintaining duration of approximately 4% Monitoring credit spreads Avoiding MBS unless we see real value 84

Sub - Prime 1% Other 5% Auto 11% Credit Cards 3% Non Agency MBS 1% Agency MBS/CMBS 65% Non Agency CMBS 15% ProAssurance Portfolio Detail: Asset Backed 12/31/13 Subject to Rounding Asset Backed: $399 Million Weighted Average Rating: “ AAA” 85

Financials 29% Industrials 29% Utilities/ Energy 21% Other 1% Consumer Oriented 20% ProAssurance Portfolio Detail: Corporate Corporates: $ 1.4 Billion Weighted Average Rating: BBB+ Top 20 Banks/Financials: $ 227 million in millions JPM Chase $26 PNC $10 Goldman Sachs $18 American Honda Fin $10 GECC $17 The Doctor’s Co $10 B of A $15 BBT $9 Morgan Stanley $14 NRUC $9 Wells $13 Barclays $9 BNY Mellon $11 Amex $7 HSBC $10 HCP $7 National Bank of Canada $10 Westpac Bank $6 Citi $10 Credit Suisse $6 12/31/13 86

General Obligation 27% Special Revenue 58% Prerefunded 15% ProAssurance Portfolio Detail: Municipals Municipals: $ 1.2 Billion / Average Rating is AA Investment policy has always required investment grade rating prior to applying the effect of insurance Top 10 Municipal Holdings in millions State of Texas $19 NC Infrastructure $15 Dallas TX $14 Port Authority of NY & NJ $13 Triborough Bridge Authority $13 NY State Dorm Authority $13 Omaha Public Power $12 SC State Public Service $12 Douglas Count CO School District $12 Washington State $11 Weighted Average Rating: AA 12/31/13 87

Equities 49% Alternative Equity & Debt 9% Real Estate LP 4% Private Equity 10% FHLB Stock 1% Tax Credits 27% ProAssurance Portfolio Detail: Equities & Other 12/31/13 88 Equities & Other: $520 Million 5.3% TE Book Yield 13% TE IRR

ProAssurance Portfolio Detail: Various Govt MMF 97% Other 3% Best Rating: A 7% Best Rating: A+ 58% Best Rating: A++ 35% Rated A1/P1 or better Money Markets: Moody’s: Aaa S&P: AAA Weighted average rating Moody’s: AA3 S&P: AA - A. M. Best: A+ Treasuries 43% TIPS 41% FHLB Debentures 3% FNMA Sr Debentures 9% FHLMC Sr Debentures 2% Other 2% Treasury / GSE: $ 203 Million Short Term: $249 Million BOLI: $ 54 Million 12/31/13 89